                                                                    Exhibit 10.C

             TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

         Pursuant to subsection 2.1(c) of the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003, among GulfTerra Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), GulfTerra Energy Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), as amended by that certain First Amendment to Seventh Amended and Restated Credit Agreement dated as of December 1, 2003, by and among the Borrower, the Co-Borrower, the Lenders parties thereto and the Administrative Agent (as so amended, the "Credit Agreement"), the undersigned hereby execute this Term Loan Addendum dated as of December 10, 2003 (this "Addendum"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         In consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Subject to the terms and conditions hereof and in the Credit Agreement, each Additional Term Loan Lender party to this Addendum agrees to make, on the Additional Term Loan Closing Date, term loans (the "Series B-1 Additional Term Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Additional Term Loan Commitment set forth on Schedule I attached hereto under the heading "Series B-1 Additional Term Loan Commitment". Once repaid, the Series B-1 Additional Term Loans may not be reborrowed.

         2. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Additional Term Loan Lender party to this Addendum (a) in semi- annual installments beginning on the date six months following the Additional Term Loan Closing Date for the Series B-1 Additional Term Loans and ending on the date six months prior to the Additional Term Loan Maturity Date (as defined below), an amount equal to $1,500,000 for each installment and (b) the then unpaid principal amount of each Series B-1 Additional Term Loan on the Additional Term Loan Maturity Date.

         3. The "Applicable Margin" for the Series B-1 Additional Term Loans shall be on any day and with respect to any Series B-1 Additional Term Loans that are Alternate Base Rate Loans, 1.25% per annum and for any Series B-1 Additional Term Loans that are Eurodollar Loans, 2.25% per annum.

         4. The "Additional Term Loan Maturity Date" for the Series B-1 Additional Term Loans shall be December 10, 2008.

         5. The "Additional Term Loan Closing Date" for the Series B-1 Additional Term Loans is December 10, 2003, which is the date on which the conditions set forth in Section 6.3 of the Credit Agreement were first satisfied or waived in respect of the Series B-1 Additional Term Loans.

         6. Each Additional Term Loan Lender party to this Addendum hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, effective as of the Additional Term Loan Closing Date, to:

         (a) join the Credit Agreement as an Additional Term Loan Lender thereunder;

         (b) be bound by all the terms in the Credit Agreement, other Loan Documents existing as of the date hereof and any other Loan Document to which it is a party; and

         (c) perform all obligations required of it by the Credit Agreement and any other Loan Document to which it is a party, including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to such Additional Term Loan Lender's exemption from United States withholding taxes with respect to all payments to be made to such Additional Term Loan Lender under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         7. Subject to Article X of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         8. Subject to Article XII of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         9. Each Additional Term Loan Lender party to this Addendum hereby consents and agrees (i) to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in Section 6 thereof and (ii) that the address for notices under Section 11.2 of the Credit Agreement to such Additional Term Loan Lender is specified in Schedule I attached hereto.

         10. THIS ADDENDUM AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED

AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. This Addendum may be executed by one or more of the parties to this Addendum on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Addendum signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                      [Signature Pages Begin on Next Page]

         IN WITNESS WHEREOF, the undersigned has executed this Addendum as of the 10th day of December, 2003.

                                    BORROWER:

                                    GULFTERRA ENERGY PARTNERS, L.P.

                                    By: /s/ Keith B. Forman
                                    Name:Keith B. Forman

                                    Title: Vice President and Chief Financial
                                    Officer


                                    CO-BORROWER:

                                    GULFTERRA ENERGY FINANCE
                                    CORPORATION

                                    By:     /s/ Keith B. Forman
                                            ------------------------------------
                                    Name:   Keith B. Forman

                                    Title:  Vice President and Chief Financial
                                            Officer


                                    ADMINISTRATIVE AGENT:

                                    JPMORGAN CHASE BANK,

                                    AS ADMINISTRATIVE AGENT

                                    By:     /s/ Robert W. Traband
                                            ------------------------------------
                                    Name:   Robert W. Traband

                                    Title:  Vice President


                                    Signature Page 1
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    JPMORGAN CHASE BANK

                                    By:     /s/ Robert W. Traband
                                            ------------------------------------

                                    Name:   Robert W. Traband

                                    Title:  Vice President


                                Signature Page 2
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    FORTIS CAPITAL CORP.

                                    By:     /s/ Darrell W. Holley
                                            --------------------------------

                                    Name:   Darrell W. Holley

                                    Title:  Managing Director


                                    By:     /s/ Deirdre Sanborn
                                            --------------------------------

                                    Name:   Deirdre Sanborn

                                    Title:  Vice President



                                    Signature Page 3
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    BANK ONE, NA (MAIN OFFICE, CHICAGO)

                                    By:     /s/ Jane Bekkeil
                                            ------------------------------------

                                    Name:   Jane Bekkeil

                                    Title:  Director


                                   Signature Page 4
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    BANK OF SCOTLAND

                                    By:     /s/ Susan E. Hay
                                            ------------------------------------

                                    Name:   Susan E. Hay

                                    Title:  Director, Business Services


                                    Signature Page 5
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    SUNTRUST BANK

                                    By:     /s/ Mary Crawford Owen
                                            ------------------------------------

                                    Name:   Mary Crawford Owen

                                    Title:  Vice President


                                    Signature Page 6
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:     /s/ W. Bryan Chapman
                                            ------------------------------------

                                    Name:   W. Bryan Chapman

                                    Title:  Senior Vice President Energy Lending


                                    Signature Page 7
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    NEWCOURT CAPITAL USA INC.

                                    By:     /s/ R. Clifford Wilson III
                                            ------------------------------------

                                    Name:   R. Clifford Wilson III

                                    Title:  Senior Vice President


                                    Signature Page 8
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    GULF STREAM COMPASS CLO 2002-1

                                    By:     Gulf Stream Asset Management, LLC

                                    By:     /s/ Barry Love
                                            ------------------------------------

                                    Name:   Barry Love

                                    Title:  Chief Credit Officer


                                Signature Page 9
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    SOCIETE GENERALE

                                    By:     /s/ Michael Nitka
                                            ------------------------------------

                                    Name:   Michael Nitka

                                    Title:  Director


                               Signature Page 10
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    FIRST DOMINION FUNDING II

                                    By:     /s/ David H. Lerner
                                            ------------------------------------
                                    Name:   David H. Lerner

                                    Title:  Authorized Signatory


                               Signature Page 11
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                    FIRST DOMINION FUNDING III

                                    By:     /s/ David H. Lerner
                                            ------------------------------------
                                    Name:   David H. Lerner

                                    Title:  Authorized Signatory


                               Signature Page 12
            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                        SCHEDULE I TO TERM LOAN ADDENDUM
                      FOR SERIES B-1 ADDITIONAL TERM LOANS

         SERIES B-1 ADDITIONAL TERM LOAN LENDERS, SERIES B-1 ADDITIONAL
                 TERM LOAN COMMITMENTS AND ADDITIONAL TERM LOAN
                             COMMITMENT PERCENTAGES

                                                                           SERIES B-1
SERIES B-1 ADDITIONAL TERM LOAN LENDER      SERIES B-1 ADDITIONAL       ADDITIONAL TERM
    NAME AND ADDRESS FOR NOTICES                  TERM LOAN           LOAN COMMITMENT
                                                 COMMITMENT               PERCENTAGE
-----------------------------------------------------------------------------------------
JPMORGAN CHASE BANK                             $142,250,000               47.4167%

600 Travis - 20th Floor
Houston, Texas 77002
Attention: Robert Traband
Telephone: 713-216-1081
Fax: 713-216-8870

with a copy to:
J.P. Morgan Securities Inc.
600 Travis, CTH/86
Houston, TX 77002
Attn: George Serice
Telephone: 713-216-8079
Fax: 713-216-4583
-----------------------------------------------------------------------------------------
FORTIS CAPITAL CORP.                             $25,000,000                8.3333%

100 Crescent Court
Suite 1750
Dallas, Texas 75201
Attention: Darrell Holley
Telephone: 214-754-0009
Fax: 214-754-5981
-----------------------------------------------------------------------------------------
BANK ONE, NA                                     $30,000,000               10.0000%

One Bank One Plaza
Chicago, Illinois 60670
Attention: Ron Cromey
Telephone: 312-385-7025
Fax: 312-732-7096
-----------------------------------------------------------------------------------------

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            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                                                           SERIES B-1
SERIES B-1 ADDITIONAL TERM LOAN LENDER      SERIES B-1 ADDITIONAL       ADDITIONAL TERM
    NAME AND ADDRESS FOR NOTICES                  TERM LOAN           LOAN COMMITMENT
                                                 COMMITMENT               PERCENTAGE
-----------------------------------------------------------------------------------------
BANK OF SCOTLAND                            $20,000,000                   6.6667%

1021 Main Street, Suite 1370
Houston, Texas 77002
Attention: Byron L. Cooley
Telephone: 713-650-0036
Fax: 713-651-9714

with copy to:
565 Fifth Avenue
New York, NY 10017
Attention: Shirley Vargas
Telephone: 212-450-0875
Fax: 212-479-2807
-----------------------------------------------------------------------------------------
SUNTRUST BANK                               $30,000,000                  10.0000%

303 Peachtree Street N.E.
10th Floor, MC 1929
Atlanta, Georgia 30308
Attention: Joe McCreery
Telephone: 404-532-0274
Fax: 404-827-6270
-----------------------------------------------------------------------------------------
SOUTHWEST BANK OF TEXAS, N.A.               $10,000,000                   3.3333%

4400 Post Oak Parkway
Houston, Texas 77027
Attention: Bryan Chapman
Telephone: 713-232-2026
Fax: 713-561-0345
-----------------------------------------------------------------------------------------
NEWCOURT CAPITAL USA INC.                   $20,000,000                   6.6667%

1211 Avenue of the Americas
22nd Floor
New York, New York 10036
Attention: Portfolio Administrator
Telephone: 212 382 7800
Fax: 212 382 9033
-----------------------------------------------------------------------------------------
GULF STREAM COMPASS CLO 2002-1              $2,921,626.98                 0.9739%

c/o Gulf Stream Asset Management, LLC
4201 Congress Street, Ste. 475
Charlotte, North Carolina 28209
Attention: Steve Riddell
Telephone: 704-552-8476
-----------------------------------------------------------------------------------------

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            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS

                                                                           SERIES B-1
SERIES B-1 ADDITIONAL TERM LOAN LENDER      SERIES B-1 ADDITIONAL       ADDITIONAL TERM
    NAME AND ADDRESS FOR NOTICES                  TERM LOAN           LOAN COMMITMENT
                                                 COMMITMENT               PERCENTAGE
-----------------------------------------------------------------------------------------
Fax: 704-552-7744
-----------------------------------------------------------------------------------------
SOCIETE GENERALE                               $ 15,000,000                5.0000%

1111 Bagby, Suite 2020
Houston, Texas 77002
Attention: Elizabeth Hunter
Telephone: 713-759-6330
Fax: 713-650-0824

-----------------------------------------------------------------------------------------
FIRST DOMINION FUNDING II                      $  2,890,873.02             0.9636%

Credit Suisse Asset Management
466 Lexington Avenue, 17th Floor
New York, NY 10017
Attention: Vance Shaw
Phone: 212-201-9043
Fax: 212-983-4118

-----------------------------------------------------------------------------------------
FIRST DOMINION FUNDING III                     $  1,937,500                0.6458%

Credit Suisse Asset Management
466 Lexington Avenue, 17th Floor
New York, NY 10017
Attention: Vance Shaw
Phone: 212-201-9043
Fax: 212-983-4118

-----------------------------------------------------------------------------------------
TOTAL                                          $300,000,000.00           100.0000%
-----------------------------------------------------------------------------------------

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            TERM LOAN ADDENDUM FOR SERIES B-1 ADDITIONAL TERM LOANS